Exhibit 10.1
EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) dated as of July 1, 2010, between THE FEMALE HEALTH COMPANY (“Borrower”) and HEARTLAND BANK (“Lender”).

WITNESSETH:

WHEREAS, the parties entered into an Amended and Restated Loan Agreement dated as of July 20, 2004, as amended by the First Amendment to Amended and Restated Loan Agreement dated November 1, 2004, and as further amended by the Second Amendment to Amended and Restated Loan Agreement dated July ___, 2005, and as further amended by the Third Amendment to Amended and Restated Loan Agreement dated July 1, 2006, and as further amended by the Fourth Amendment to Amended and Restated Loan Agreement dated July 1, 2007, as further amended by a Fifth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2008, as further amended by a Sixth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2009, and as further amended by a Seventh Amendment to Amended and Restated Loan Agreement dated as of January 4, 2010 (the “Loan Agreement”) pursuant to which Lender has made available to Borrower from time to time term and revolving credit facilities in the maximum aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00);

WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement to change the terms and conditions of the two (2) revolving credit facilities, including increasing one of the revolving credit facilities from Five Hundred Thousand Dollars ($500,000.00) to One Million Dollars ($1,000,000.00) so that the aggregate principal amount of the credit facilities shall be Two Million Dollars ($2,000,000.00);

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Loan Agreement shall from the date hereof refer to the Loan Agreement as amended hereby.

SECTION 2.    Amendments to Loan Agreement.  Subject to the satisfaction and occurrence of each of the conditions set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows, effective as of the date hereof:

2.1.    At Section 1.1 of the Loan Agreement, replace the definition of Loan Number Two in its entirety as follows:

  “Loan Number Two” means the Loan made to Borrower pursuant to Section 2.1 in the principal face amount of $1,000,000, and all extensions, renewals and modifications thereto.

2.2.     At Section 1.1 of the Loan Agreement, replace the definition of Loan Maturity Date of Loan Number Two in its entirety as follows:

Loan Number Two – July 1, 2011

2.3.     At Section 1.1 of the Loan Agreement, replace the definition of Loan Maturity Date of Loan Number Three in its entirety as follows:

Loan Number Three – July 1, 2011

2.4.     At Section 1.1 of the Loan Agreement, replace the definition of Maximum Available Amount of Loan Number Two in its entirety as follows:

“Maximum Available Amount of Loan Number Two” means the lesser of (a) the Borrowing Base and (b) $1,000,000.

2.5.     Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.1   Credit Loans.  Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, the Lender shall make Loans to Borrower from time to time from the date hereof to the respective Loan Maturity Date (each, a “Loan Advance”), as requested by Borrower in accordance with the terms of Section 2.1.2, in an aggregate principal amount outstanding not to exceed at any time $2,000,000.  Each Loan shall be in the maximum principal amount as follows: (a) Loan Number Two - $1,000,000; and (b) Loan Number Three - $1,000,000.  For clarity, there is no Loan Number One.

2.6      Section 2.1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

2.1.1   Limitation on Loan Advances.  Notwithstanding anything to the contrary contained herein, no Loan Advance under Loan Number Two shall be made if such advance would result in the aggregate amount of all Loan Advances under Loan Number Two to exceed the lesser of (a) $1,000,000.00 or (b) the Maximum Available Amount for Loan Number Two, and no Loan Advance with respect to Loan Number Three will be made if such advance would result in the aggregate amount of all Loan Advances under Loan Number Three to exceed $1,000,000.00.  No Loan Advance shall be made under Loan Number Three unless each such Loan Advance is accompanied by a Supporting Letter of Credit in the face amount of at least the principal amount of the Loan Advance requested, and the terms and conditions of each such Supporting Letter of Credit are to be satisfactory to Lender.  No Loan Advance under any Loan will be made on or after the Loan Maturity Date for the respective Loan.

2.7      Section 3.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

3.5   Collateral.  Each Loan shall be secured or supported by the collateral or support as evidenced by the following:

●	Loan Number One and Loan Number Two (pari passu): Security Agreement

●	Loan Number Three: Supporting Letters of Credit

2.8      Section 4.1(a)(11) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(11)   with respect to a Loan Advance request (i) under Loan Number Two, a Borrowing Base Certificate; and (ii) under Loan Number Three, a Supporting Letter of Credit.

SECTION 3.     Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction and occurrence of each of the following conditions precedent:

3.1.     Lender shall have received executed counterparts of the following documents, each containing terms satisfactory to Lender:

(a)   this Amendment;

(b)   replacement Credit Notes for Loan Numbers Two and Three in the form and containing the terms as Exhibit A and Exhibit B, respectively, attached; and

(c)    such other documents and certificates as Lender may reasonably require.

3.2      Lender shall have received two loan fees, one for Loan Number Two and one for Loan Number Three, each in the amount of $2,500.00 from Borrower.

SECTION 4.     Representations and Warranties.  Borrower represents and warrants to Lender that:

4.1.    The representations and warranties of Borrower contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

4.2.    Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and no Default or Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Amendment.

4.3.     Borrower does not have a defense, counterclaim or offset with respect to the Loan Agreement or any of the other Loan Documents.

SECTION 5.     Voluntary Agreement.  Each party represents and warrants to the other that it has consulted or has had the opportunity to consult with counsel regarding this Amendment, that it is fully aware of the terms contained herein and that it has voluntarily and without coercion or duress of any kind entered into this Amendment.

SECTION 6.     Authority.  By execution hereof, each of the persons signing on behalf of the parties hereto hereby represents and warrants that each is fully authorized to act and execute this Agreement on behalf of their respective party.

SECTION 7.    Full Force and Effect.  Except as specifically amended hereby, all of the terms and conditions of the Loan Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and the same are hereby ratified and confirmed.  No reference to this Amendment need be made in any instrument or document at any time referring to the Loan Agreement, a reference to the Loan Agreement in any of such to be deemed to be reference to the Loan Agreement, as amended hereby.  This Amendment, the Loan Agreement, and the other Loan Documents constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

SECTION 8.     Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same agreement.

SECTION 9.     Headings; Recitals.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.  The rentals set forth herein are hereby incorporated into this Amendment and form a part hereof, the truth and accuracy of which is evidenced by each party’s execution hereof.

SECTION 10.   Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Missouri.

SECTION 11.  Missouri Revised Statute - §432.047.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH, TOGETHER WITH THE LOAN DOCUMENTS, IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

BORROWER

THE FEMALE HEALTH COMPANY

By:  /s/  O. B. Parrish
Name: O.B. Parrish
Title: C.E.O.  Chairman of the B.O.D.

LENDER

HEARTLAND BANK

By:   /s/  Colin McNulty
Name: Colin McNulty
Title: AVP

[Notary Pages to Follow]

STATE OF ILLINOIS   )
                                         ) SS
COUNTY OF COOK     )

On this 2nd day of June, 2010, before me appeared O.B. Parrish, in his/her capacity as CEO/CH. of The Female Health Company, a Wisconsin corporation, to me personally known, who, being by me duly sworn, did say that he/she is the CEO/CH. of The Female Health Company, a Wisconsin corporation, and that said instrument was signed in behalf of said corporation by authority of its B.O.D., and said O.B. Parrish, as CEO/CH., acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

/s/  Jacqueline F. Martin
Notary Public

My Commission Expires: 02/26/2014

STATE OF MISSOURI     )
                                           ) SS
COUNTY OF ST. LOUIS )

On this ___ day of _________, 2010, before me appeared ____________________, to me personally known, who being by me duly sworn did say that he/she is a Vice President of Heartland Bank, a federal savings bank, and that said instrument was signed on behalf of said bank and said ________________, as Vice President, acknowledged said instrument to be the free act and deed of said bank.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

________________________________
Notary Public

My Commission Expires: _____________

EXHIBIT A

Credit Note for Loan Number Two

EXHIBIT B

Credit Note for Loan Number Three